Weighted Average Common Shares	12 Months Ended
Sep. 30, 2012
Weighted Average Common Shares [Abstract]
Weighted Average Common Shares
(2) WEIGHTED AVERAGE COMMON SHARES

Basic earnings per common share consider only the weighted average of common shares outstanding while diluted earnings per common share consider the dilutive effects of stock options and incentive shares. Options to purchase approximately 7.7 million, 4.6 million and 3.9 million shares of common stock were excluded from the computation of diluted earnings per share in 2012, 2011 and 2010, respectively, as the effect would have been antidilutive. Earnings allocated to participating securities were inconsequential for all years presented. Reconciliations of weighted average shares for basic and diluted earnings per common share follow:

(shares in millions)	2010	2011	2012
Basic shares outstanding	750.7	748.5	730.6
Dilutive shares	6.3	5.0	4.0
Diluted shares outstanding	757.0	753.5	734.6